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                                                                 EXHIBIT 16

                                                    January 26, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

  We have read and agree with the comments in "Business--Change in Independent Auditors" of Form S-1 of Scovill Fasteners Inc. and Scovill Holdings Inc. dated December 24, 1997.

                                          Yours truly,

                                          Deloitte & Touche LLP